Exhibit 10.28O

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

[CSG document no. 44754.1]

SCHEDULE AMENDMENT

This Sixteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG has agreed to provide, and Customer has agreed to utilize Bulk Billing Automated Unit Account Creation; and

WHEREAS, CSG and Customer agree, accordingly, to amend Schedule C, “Recurring Services,” and Schedule F, “Fees”.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (as defined below).

1.
CSG agrees to provide, and Customer agrees to utilize Bulk Billing Automated Unit Account Creation. As a result, the following changes are hereby made to the Agreement:

a)
Schedule C, “Recurring Services,” section entitled “Recurring Services Description,” of the Agreement shall be amended to add the following:

“Bulk Billing Automated Unit Account Creation. Bulk Billing Automated Unit Account Creation (“Unit Account Creation”) provides an automated service to automatically create bulk unit accounts after orders for the tenant accounts are completed. Unit Account Creation utilizes CSG Event Notification Interface ("ENI") triggers to initiate the Unit Account Creation process.”

b)
As a result, Schedule F, “Fees,” Section 1, “Processing,” Subsection X, “Customer Implementation Services,” of the Agreement, shall be amended to add a new subsection “S,” entitled “Bulk Billing Automated Unit Account Creation,” as follows:

Exhibit 10.28O

S. Bulk Billing Automated Unit Account Creation

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation Fees (Note 1)	[*** *******]	[*****]
2. Maintenance and Support Fees (Note 2) (Note 3)	[*******]	$[******]

Note 1: Implementation, Set-up, and Configuration services shall be provided pursuant to the terms of that certain Statement of Work entitled “Implement Bulk Billing Automated Unit Account Creation” (CSG document no.65225) to be executed by CSG and Customer.

Note 2: [*******] Maintenance and Support Fees will begin in the [*****] following the production implementation and is limited to a total of four (4) hours per month (the “Support Hours”). For avoidance of doubt, the Support Hours are not cumulative on a [***** ** *****] basis, and any unused Support Hours shall be forfeited. Any support in excess of [**** [(*)] *****] per [*****] shall be set forth in a separate Statement of Work.

Note 3: CSG will host the Bulk Billing Automated Unit Account Creation on the CSG infrastructure used for the CRE services and hosting as described in Section X. C. of this Schedule F, at [**] additional hosting fees; provided, however, that in the event Customer discontinues use of such CRE services and hosting, CSG’s continued hosting of the Bulk Billing Automated Unit Account Creation hereunder shall be subject to the parties mutually agreeing in writing to [********** ******* ****] for such hosting services. In the event CSG and Customer are unable to mutually agree upon such [******* ****] within [****** (**) ****] of Customer’s discontinuance of the CRE services and hosting, CSG may discontinue the hosting and availability of the Bulk Billing Automated Unit Account Creation upon [****** (**) *****] prior written notice to Customer.

THIS AMENDMENT is executed on the day and year last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC.(“CSG”)
By:	/s/ Philip Montsinger	By:	/s/ Michael J. Woods
Name:	Philip Montsinger	Name:	Michael Woods
Title:	Group Vice President	Title:	Executive Vice President
Date:	February 24, 2026	Date:	February 24, 2026